UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2018

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56004	47-2615102
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

165 Gibraltar Court, Sunnyvale, California, 94089

(Address of principal executive offices) (Zip Code)

(888) 350-9994

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosures required by Item 1.01 are set forth below under Item 2.03 and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Extensions of Due Dates on Notes Payable and Other Financing Agreements

Loan Agreements

In October 2007, Ondas Networks Inc. ("Ondas Networks"), the wholly owned subsidiary of Ondas Holdings Inc. ("Ondas Holdings" or the "Company"), entered into a 6% per annum loan agreement with an entity in the amount of $550,000 in connection with the issuance of common stock of Ondas Networks (the “October 2007 Loan”); however, the October 2007 Loan was not memorialized. The original maturity date of the October 2007 Loan was September 30, 2011. On February 11, 2016, the entity and Ondas Networks entered into a Loan Amendment to amend the October 2007 Loan to (i) extend the maturity date to April 1, 2017 and (ii) clear and waive any existing defaults. On November 30, 2017, the entity and Ondas Networks entered into a Loan Modification Agreement to further amend the October 2007 Loan to (i) transfer all accrued and unpaid interest ($17,310) as of December 31, 2017 to principal in January 2018, (ii) extend the maturity date to December 31, 2018, (iii) clear and waive any existing defaults, and (iv) amend the interest rate to 10% per annum effective January 1, 2018. On October 1, 2018, the entity entered into an Assignment and Assumption Agreement to assign all of its rights and obligations including all principal and interest owing under the October 2007 Loan to an unaffiliated third party. On December 31, 2018, the assignee and Ondas Networks entered into a Note Extension Agreement to further amend the October 2007 Loan to extend the maturity date to March 30, 2019. At December 31, 2018 and December 31, 2017, the outstanding balance of the October 2007 Loan was $567,310 and $550,000, respectively. Forms of the Loan Amendment, Loan Modification Agreement, Assignment and Assumption Agreement, and Note Extension Agreement are filed herewith as Exhibits 10.0, 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

On December 31, 2013, Ondas Networks entered into a 10% per annum Promissory Note with an entity in the amount of $250,000, of which $25,000 was repaid in February 2015 (the "December 2013 Note"). The original maturity of the December 2013 Note was December 31, 2014. On November 1, 2014, Ondas Networks entered into a Loan Agreement with the same entity in the amount of $210,000. (the “November 2014 Loan”). The original maturity of the November 2014 Loan was March 16, 2015. The interest through the original maturity date of the November 2014 Loan was a fixed amount of $16,800. Subsequent to the original maturity date, the November 2014 Loan accrued interest at a rate of 18% per annum. On September 15, 2015, Ondas Networks and the entity verbally agreed to amend the November 2014 Loan to decrease the interest rate to 10% per annum. On April 1, 2016, the entity and Ondas Networks entered into a Loan Amendment to amend the December 2013 Note and November 2014 Loan to (i) extend the maturity date to April 1, 2017, and (ii) clear and waive any existing defaults. On November 30, 2017, the entity and Ondas Networks entered into a Loan Modification Agreement to further amend the December 2013 Note and November 2014 Loan to (i) transfer all accrued and unpaid interest on the December 2013 Note and November 2014 Loan ($60,679 and $49,170, respectively, as of December 31, 2017) to principal, (ii) extend the maturity dates to December 31, 2018, and (iii) clear and waive any existing defaults. On December 31, 2018, the entity and Ondas Networks entered into a Note Extension Agreement to further amend the December 2013 Note and November 2014 Loan to extend the maturity date to March 30, 2019. At December 31, 2018 and December 31, 2017, the outstanding balances of the December 2013 Note and November 2014 Loan was $285,679 and $259,170, respectively. Forms of the Promissory Note, Loan Agreement, Loan Amendment, Loan Modification Agreement and Note Extension Agreement are filed herewith as Exhibits 10.4, 10.5, 10.6, 10.1 and 10.3, respectively, and are incorporated herein by reference.

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On April 1, 2015, Ondas Networks entered into a 10% per annum Loan Agreement with two individuals in the amount of $50,000 (the “April 2015 Note”). The original maturity of the April 2015 Note was July 1, 2015. The accrued interest on the April 2015 Note through the original maturity date was $4,000. Subsequent to the original maturity date, the April 2015 Note accrued interest at a rate of 10% per annum. On February 11, 2016, the individuals and Ondas Networks entered into a Loan Amendment to amend the April 2015 Note to (i) extend the maturity date to April 1, 2017 and (ii) clear and waive any existing defaults. On November 30, 2017, the individuals and Ondas Networks entered into a Loan Modification Agreement to further amend the April 2015 Note to (i) transfer all accrued and unpaid interest ($16,511) as of December 31, 2017 to principal, (ii) extend the maturity date to December 31, 2018 and (iii) clear and waive any existing defaults. On December 31, 2018, the entity and Ondas Networks entered into a Note Extension Agreement to further amend the April 2015 Note and to extend the maturity date to March 30, 2019. At December 31, 2018 and December 31, 2017, the outstanding balance of the April 2015 Note was $66,511. Forms of the Loan Agreement, Loan Amendment, Loan Modification Agreement, and Note Extension Agreement are filed herewith as Exhibits 10.7, 10.8, 10.1, and 10.3, respectively, and are incorporated herein by reference.

Financing Agreements

On November 3, 2016, Ondas Networks entered into a Purchase Order Financing Agreement with an accompanying 20% per annum Promissory Note with an individual in the amount of $250,000 (the “November 2016 Note”). The original maturity of the November 2016 Note was the earlier of the payment of the purchase order for which the loan was advanced or 180 days after issuance. On December 20, 2016, Ondas Networks entered into a second Purchase Order Financing Agreement with an accompanying 10% per annum Promissory Note with the same individual in the amount of $100,000 (the “December 2016 Note”). The original maturity of the December 2016 Note was the earlier of the payment of the purchase order for which the loan was advanced or 180 days after issuance. On November 30, 2017, the individual and Ondas Networks entered into a Loan Modification Agreement to amend the November and December 2016 Notes to (i) transfer all accrued and unpaid interest on the November and December 2016 Notes ($47,000 and $5,591, respectively) as of December 31, 2017 to principal, (ii) extend the maturity dates to December 31, 2018, and (iii) clear and waive any existing defaults. On December 31, 2018, the individual and Ondas Networks entered into a Note Extension Agreement to further amend the November and December 2016 Notes and to extend the maturity date to March 30, 2019. At December 31, 2018 and December 31, 2017, the outstanding balances of the November and December 2016 Notes was $297,000 and $105,591, respectively. Forms of the Purchase Order Financing Agreement, Promissory Note, Loan Modification Agreement, and Note Extension Agreement are filed herewith as Exhibits 10.9, 10.10, 10.1 and 10.3, respectively, and are incorporated herein by reference.

On February 28, 2014, Ondas Networks entered into a Purchase Order Financing Agreement (the “Financing Agreement”) with an entity. Interest on the Financing Agreement accrued at 30% per annum for the first 104 days and at 51% per annum thereafter. Between June 2014 and January 2015, Ondas Networks received an aggregate of $660,000 of which $285,000 was repaid. At December 31, 2015, the principal outstanding totaled $375,000 and accrued interest totaled $223,393. During 2016, and for the period from January 1, 2017 through November 17, 2017, additional interest was accrued totaling $191,250 and $168,282, respectively. On November 17, 2017, the entity and Ondas Networks entered into an Amendment to Purchase Order Financing Agreement and agreed to (i) transfer all accrued and unpaid interest to principal, (ii) reduce the per annum interest rate to 10%, (iii) set the maturity date at December 31, 2018, and (iv) combine the Purchase Order Financing Agreements into a single loan ("November 2017 Loan"). On December 31, 2018, the entity and Ondas Networks entered into a Note Extension Agreement to further amend the November 2017 Loan and to extend the maturity date to March 30, 2019. As of December 31, 2018 and December 31, 2017, the outstanding principal balance of the November 2017 Loan was $957,925. Forms of the Purchase Order Financing Agreement, Amendment to Purchase Order Financial Agreement, and Note Extension Agreement are filed herewith as Exhibits 10.11, 10.12, and 10.3, respectively, and are incorporated herein by reference.

Private Placement Notes

On December 14, 2015, Ondas Networks approved a private placement offering ("Private Placement") seeking to sell to investors certain 10% promissory notes in the aggregate face amount of $750,000, which amount was later increased to $1,250,000, with a term of 18 months ("Private Placement Notes"). In connection with the Private Placement Notes, each investor (the "Private Placement Noteholders") received warrants to purchase shares of common stock of Ondas Networks ("Private Placement Warrants"), equal to 25% of the principal amount of the Private Placement Notes, exercisable at the lower of (i) $2.00 per share or (ii) 40% of the selling price of Ondas Networks’ shares in its proposed initial public offering.

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In December 2015, pursuant to the terms of Security Purchase Agreements, Ondas Networks completed the sale of an aggregate of $325,000 in Private Placement Notes to Private Placement Noteholders, of which $25,000 was repaid during 2017, and issued them Private Placement Warrants to purchase an aggregate of 81,250 shares of common stock of Ondas Networks, with a term of ten years, at exercise price of $2.00 and a fair value of $63,398. As of January 1, 2018, the Private Placement Warrants for the 81,250 shares were surrendered to Ondas Networks in exchange for participation in a private placement of Ondas Networks' shares dated April 13, 2018.

Between February and July 2016, pursuant to the terms of Security Purchase Agreements, Ondas Networks completed the sale of an aggregate of $925,000 in Private Placement Notes to Private Placement Noteholders and issued them Private Placement Warrants to purchase an aggregate of 231,250 shares of Ondas Networks common stock, with a term of ten years, an exercise price of $2.00 and a fair value of $168,678. As of January 1, 2018, the Private Placement Warrants for the 231,250 shares of Ondas Networks of common stock was surrendered to Ondas Networks in exchange for participation in a private placement of Ondas Networks' shares dated April 13, 2018.

On November 30, 2017, the Private Placement Noteholders and Ondas Networks entered into Loan Modification Agreements to amend the Private Placement Notes to (i) transfer all accrued and unpaid interest ($118,682) as of December 31, 2017 to principal, (ii) extend the maturity date to December 31, 2018 and (iii) clear and waive any existing defaults.

On December 31, 2018, the Private Placement Noteholders and Ondas Networks entered into Note Extension Agreements to further amend the Private Placement Notes and to extend the maturity date to March 30, 2019. At December 31, 2018 and December 31, 2017, the total outstanding balance of the Private Placement Notes was $1,343,682. Forms of the Private Placement Note, Private Placement Warrant, Security Purchase Agreement, Loan Modification Agreement, and Note Extension Agreement are filed herewith as Exhibits 10.13, 10.14, 10.15, 10.1, and 10.3, respectively, and are incorporated herein by reference.

Convertible Promissory Note

On January 8, 2018, Ondas Networks entered into a Securities Purchase Agreement for the sale of a convertible promissory note for $300,000 with unilateral conversion preferences ("Convertible Promissory Note"). Among other terms, the maturity date of the Convertible Promissory Note is the earlier of the payment of 0.6% of Ondas Networks’ gross revenue until 1.5 times the amount of the Convertible Promissory Note is paid, or January 8, 2028. At December 31, 2018, the total outstanding balance of the Convertible Promissory Note was $300,000. Forms of the Securities Purchase Agreement and Convertible Promissory Note are filed herewith as Exhibits 10.16 and 10.17, respectively, and are incorporated herein by reference.

The notes payable and other financing agreements described in this report are not transactions with related persons requiring disclosure under Item 404 of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

10.0	Form of Loan Amendment*
10.1	Form of Loan Modification Agreement*
10.2	Form of Assignment and Assumption Agreement*
10.3	Form of Note Extension Agreement*
10.4	Form of Promissory Note*
10.5	Form of Loan Agreement*
10.6	Form of Loan Amendment*
10.7	Form of Loan Agreement*
10.8	Form of Loan Amendment*
10.9	Form of Purchasing Order Financing Agreement*
10.10	Form of Promissory Note for Purchase Order Financing Agreement*
10.11	Form of Purchasing Order Financing Agreement*
10.12	Form of Amendment to Purchase Order Financing Agreement*
10.13	Form of Private Placement Note*
10.14	Form of Private Placement Warrant*
10.15	Form of Security Purchase Agreement*
10.16	Form of Security Purchase Agreement*
10.17	Form of Convertible Promissory Note*

*filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2019	ONDAS HOLDINGS INC.

	By:	/s/ Eric Brock
Eric Brock
Chief Executive Officer

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